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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                       August 25, 2003 (August 22, 2003)

                           PHILIP SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)

         DELAWARE                      0-30417                   98-0131394
(State or other jurisdiction       (Commission File             IRS Employer
     of incorporation)                 Number)               Identification No.)

  5151 SAN FELIPE, SUITE 1600, HOUSTON, TEXAS                      77056
   (Address of principal executive offices)                      (Zip Code)

                                 (713) 623-8777
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS.

         On August 22, 2003 Philip Services Corporation (the "Company") (OTC:PSCD.PK; TSE:PSC) filed its monthly operating report for the period July 1, 2003 to July 31, 2003, with the United States Bankruptcy Court for the Southern District of Texas, a copy of which is attached hereto as Exhibit 99.1, in connection with the filing of the voluntary petitions for reorganization pursuant to Chapter 11 of the United States Bankruptcy Code of the Company and most of its wholly owned U.S. subsidiaries (collectively, the "Debtors"). The Debtors' cases have been consolidated and are being jointly administered under case number 03-37718-H2-11.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a) Financial Statements of Businesses Acquired.

        Not applicable.

    (b) Pro Forma Financial Information.

        Not applicable.

    (c) Exhibits.

        99.1 Monthly Operating Report of Philip Services Corporation for the period July 1, 2003 to July 31, 2003.

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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               PHILIP SERVICES CORPORATION

Date: August 25, 2003          By: /s/ Robert L. Knauss
                                   --------------------
                                   Robert L. Knauss
                                   Chairman of the Board and Principal Executive Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.       DOCUMENT
-----------       --------
       99.1       Monthly Operating Report of Philip Services Corporation for
                  the period July 1, 2003 to July 31, 2003.